Dorchester Minerals, LP NASDAQ: DMLP 1 Dorchester Minerals, LP Annual Presentation May 13, 2009 Exhibit 99.1

Dorchester Minerals, LP
NASDAQ: DMLP

Forward-Looking Statements
• Portions of this document may constitute "forward-looking
statements" as defined by federal law. Such statements are
subject to certain risks, uncertainties and assumptions.
Should one or more of these risks or uncertainties
materialize, or should underlying assumptions prove
incorrect, actual results may vary materially from those
anticipated, estimated or projected. Examples of such
uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas,
changes in the operations on or development of the
Partnership’s properties, changes in economic and industry
conditions and changes in regulatory requirements (including changes in environmental requirements) and the
Partnership’s consolidated financial position, business
strategy and other plans and objectives for future operations.
These and other factors are set forth in the Partnership's
filings with the Securities and Exchange Commission.

Dorchester Minerals, LP
NASDAQ: DMLP

• Overview of 2008
– Distributions and Financial Results
– Production and Reserves
– Peer Group Analysis
– Royalty Cash Receipts
• Property Highlights
– Portfolio Overview
– Royalty Properties
– Net Profits Interests
– Fayetteville Shale
• Developing Plays
– Horizontal Bakken
– Appalachia
Presentation Outline

Dorchester Minerals, LP NASDAQ: DMLP 4 Overview of 2008 Results

Dorchester Minerals, LP
NASDAQ: DMLP

2008 Distributions
Royalty
Revenue
$58.3 MM
Total Revenue
$86.9 MM
Other
Revenue
$1.2 MM
NPI
Revenue
$27.4 MM
LP
Distribution
$79.2 MM
GP
Distribution
$2.5 MM
Total
Expenses
$5.2 MM
• Cash Distributions Paid in Calendar 2008
– Reflects Q4 2007 to Q3 2008 activity

Dorchester Minerals, LP
NASDAQ: DMLP

2008 Financial Results
$49.2
$56.8
$79.8
$74.9
$65.4
Operating Revenue ($MM) Gas Price ($/Mcf) Distributions ($/unit)
• Revenue – Price – Distributions
– Record revenues and distributions in 2008
– Royalty properties contributed 69% to total operating revenues
– NPI and lease bonuses have become a smaller portion of revenues
$89.9
$0
$20
$40
$60
$80
$100
2003 2004 2005 2006 2007 2008
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
Royalties NPI Lease Bonus Gas Price ($/Mcf)
2003 2004 2005 2006 2007 2008
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
Distributions Gas Price ($/Mcf)

Dorchester Minerals, LP
NASDAQ: DMLP

2008 Production Overview
Geographic Breakdown
Fayetteville
Shale (RI)
3%
Mid-Continent
(Other)
6%
West TX/
SE NM
7%
Gulf Coast/
South TX
11%
Miscellaneous
33%
Mid-Continent
(Hugoton NPI)
40%
Daily Production (MMcfepd)
Production Profile
• Total 2008 Production of 10.23 Bcfe
– 82% of total production was natural gas, 18% oil and condensate
– Benefits of a diverse portfolio
– High quality properties Low decline rate
– Cumulative production since inception has exceeded projections by 6.0%
Note: total production on wellhead basis, daily production on sales basis

Dorchester Minerals, LP
NASDAQ: DMLP

2008 Reserves Overview
• Total Proved Reserves of 82.4 Bcfe on 12/31/08
Gas
74%
Oil
26%
NPI
35%
Royalty
65%
Year-end Reserves (Bcfe)
0
20
40
60
80
100
Actual
01/31/2003
Projected
12/31/2008
Actual
12/31/2008
82.4
97.0
31.8
Cumulative Reserve Revisions (Bcfe)
2003-2008
Production
(65.2 Bcfe)
– 100% of reserves are proved developed
– Demonstrated history of positive revisions
– Revisions and acquisitions account for
61% of current reserves
– Driven by new plays, field extensions,
infill drilling, new technology, etc.
– 1.7% of reserves from Fayetteville Shale
Reserve
Revisions
(46.1 Bcfe)
Reserve
Acquisitions
(4.5 Bcfe)
Reserve
Base
(31.8 Bcfe)
0
20
40
60
80
100
'Feb
2003
2003 2004 2005 2006 2007 2008
Base Revisions Acquisitions

Dorchester Minerals, LP
NASDAQ: DMLP

Peer Group Comparison
50
60
70
80
90
100
110
120
2003 2004 2005 2006 2007 2008
Normalized Reserves (Indexed to 2003)
50
60
70
80
90
100
110
120
2003 2004 2005 2006 2007 2008
Normalized Production (Indexed to 2003)
• Reserves and Production Performance
– DMLP is a cross between a royalty trust with 100% net profits interests (SJT) and one with 100% royalties (SBR), plus the upside of a large non-producing mineral portfolio with potential for future drilling and development
– DMLP has the ability to expand its base of underlying assets through unit exchanges
DMLP HGT SJT PBT MTR CRT SBR
Source: SEC 10-K filings

Dorchester Minerals, LP
NASDAQ: DMLP

Peer Group Comparison
20
40
60
80
100
120
140
Jan Feb Mar Apr May
YTD 2009 Normalized Returns (reinvested)
0
100
200
300
400
500
600
700
2003 2004 2005 2006 2007 2008 2009
2003-2009 Normalized Returns (reinvested)
• Market Performance
– Pure royalties lack operating leverage inherent in net profits interests Less volatility
• Underperforming in high price environment (2007 to mid-2008)
• Overperforming in low price environment due to lower fixed cost structure
DMLP HGT SJT PBT MTR CRT SBR
Note: Dist. reinvested on last day of quarter

Dorchester Minerals, LP
NASDAQ: DMLP

Royalty Cash Receipts
Jan Feb Mar Apr May Jun Jul Aug
Oil and Gas
Produced
Cash
receipts
begin
1st Quarter
Distribution
declared
Dist. Paid
(Feb-Mar cash)
2nd Quarter
Distribution
declared
Dist. Paid
(Apr-Jun cash)
LP distribution of all cash attributable to January production may occur as late as August , a 7-month time lag
• Long delay between production and cash distribution
– Cash receipts extend over multiple months due to adjustments, releases, etc.
– Prices can change dramatically between production and payment of distribution
– Example of a typical cash receipt cycle :

Dorchester Minerals, LP
NASDAQ: DMLP

Royalty Cash Receipts
• Long delay between production and cash distribution
– Peak cash receipt month was July 2008
– Peak distribution was paid in November 2008
– Actual cash receipts, distributions and gas price:
0.0
5.0
10.0
15.0
20.0
25.0
30.0
Jan-07 Jan-08 Jan-09
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
Royalty & NPI Cash Receipts
Cash Distribution
Gas Price (HSC)
Cash Receipts/Distribution ($MM) HSC Gas Price ($/Mcf)

Dorchester Minerals, LP NASDAQ: DMLP 13 Property Highlights Royalty Properties

Dorchester Minerals, LP
NASDAQ: DMLP

Property Highlights
Williston
100,734 net acres
Mid-Continent
33,980 net acres
Texas
137,656 net acres
Gulf Coast
18,500 net acres
Eastern
25,273 net acres
Appalachia
23,646 net acres
Other
3,775 net acres
Rockies
4,957 net acres
• Mineral Portfolio Overview
– 348,521 net acres (3,119,341 gross acres) – 573 counties in 25 states
– Approximately 70% of acreage is undeveloped
– Wide geographic spread including most major producing basins
– Assets range from mature legacy production to areas with exploratory potential
Expansion
Potential
Ongoing
Development
Legacy
Production
Basin/Area
Three Forks
Sanish
Bakken
Red River
Nesson
Anticline
Williston
Basin
Marcellus/Utica
Upper Devonian
Appalachia
Fayetteville
‘
Hugoton Mid-Continent
Horizontal Wilcox Bob West Jeffress
McAllen Ranch
Gulf Coast
South Texas
Delaware Basin
West TX Overthrust
Wolfberry Denver Unit
Wasson
West Texas
Southeast NM

Dorchester Minerals, LP
NASDAQ: DMLP

Royalty Properties
• Leasing and Development Activity
– Consummated 63 leases/elections on 1,211 net acres in 25 counties/parishes in four states
– Lease bonus payments up to $850/acre
– Initial royalty terms up to 40%
– 46 active lease offers as of April 2009
– Identified 423 new wells on royalty properties in 10 states
– Fayetteville Shale activity continued to ramp up in 2008
– Infill drilling and redevelopment on legacy royalty assets

Dorchester Minerals, LP
NASDAQ: DMLP

1,000
10,000
100,000
2003 2004 2005 2006 2007 2008 2009
0
20
40
60
80
– Legacy royalty asset with net revenue interests ranging up to 10.2%
– Long-life production, no PUD reserves assigned to property
– Recompletion of existing wellbores combined with new development drilling
– 2008 test rates up to 13.0 MMcfpd
Royalty Properties
Gross Daily Gas Rate (Mcfepd) Well Count
• Bob West Field – Starr County, Texas

Dorchester Minerals, LP NASDAQ: DMLP 17 Property Highlights Net Profits Interests

Dorchester Minerals, LP
NASDAQ: DMLP

Net Profits Interests
• NPI Provides LP Exposure to Working Interest
Potential Without Generating UBTI
– Participated in 63 wells in Arkansas, Montana, North Dakota,
Oklahoma, and Texas
• 42 wells completed in 2008
• 21 wells in various stages of drilling or completion at year-end 2008
• No wells abandoned as dry holes in 2008
– Optional working interest participation in numerous leases
– Leverage information franchise
– Capitalize on strong negotiating position

Dorchester Minerals, LP
NASDAQ: DMLP

2%
98%
Minerals NPI Other NPI
Net Profits Interests
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
2003 2004 2005 2006 2007 2008
Historical NPI CAPEX ($ millions) 2008 NPI CAPEX
• Capital Expenditures Through Year-end 2008
– $15.8 million in cumulative investments in all net profits interest properties
– 2008 investments increased by 52% over 2007 and 327% over 2003
– Majority of CAPEX was used to drill new wells in the Minerals NPI
– Continue to reinvest Minerals NPI cash flow

Dorchester Minerals, LP
NASDAQ: DMLP

Net Profits Interests
• Minerals NPI Performance
– Production and reserves growing steadily since inception
– 165 wells/units producing at year-end 2008 (152 currently in pay status)
– 1.8 Bcfe in production receipts through April 2009
– Total proved reserves of 2.3 Bcfe at year-end 2008, a 45% increase over 2007
– Minerals NPI production and reserves are not included in DMLP results
Note: Gas rate based on sales volumes
0.0
0.5
1.0
1.5
2.0
2.5
3.0
2003 2004 2005 2006 2007 2008
Proved Reserves (Bcfe)
Net Daily Gas Rate (Mcfd)
100
1,000
10,000
2003 2004 2005 2006 2007 2008 2009

Dorchester Minerals, LP
NASDAQ: DMLP

Net Profits Interests
($1.5)
($1.0)
($0.5)
$0.0
$0.5
$1.0
2003 2004 2005 2006 2007 2008 2009
Investment
Net Operating Income
Surplus (Deficit)
Millions
• Minerals NPI Cash Flow Through March 2009
Cumulative Revenue $15.0 MM
Cumulative Expense (LOE, taxes, etc) ($2.3 MM)
Cumulative Operating Income $12.7 MM
Cumulative Investment ($13.5 MM)
Cumulative Surplus (Deficit) ($0.8 MM)
Surplus balance must
be positive before the
Minerals NPI contributes
to LP distributions
Note: Figures provide on a cash basis

Dorchester Minerals, LP
NASDAQ: DMLP

Net Profits Interests
• Hugoton Area – Operated Properties
– 2008 production within 3% of projection
– Year-over-year decline of only 5.4%
– World-class asset but limited upside potential
Gas Rate (Mcfepd) Well Count
1,000
10,000
100,000
2003 2004 2005 2006 2007 2008 2009
0
50
100
150
200
250
300
Note: Gas rate based on sales volumes

Dorchester Minerals, LP NASDAQ: DMLP 23 Property Highlights Fayetteville Shale

Dorchester Minerals, LP
NASDAQ: DMLP

Fayetteville Shale
• Eastern Arkoma Basin – Northern Arkansas
– Ownership summary
• 23,336 gross/11,464 net acres in trend
• 196 sections in 8 counties
– 2006 lease transaction
• 9,800 net acres in 179 sections in 8 counties
• Bonus of $625 per acre with 25% royalty
• Optional working interest participation on
well-by-well basis, royalty interest retained
2.6% 3.5% 111 Optional WI (NPI)
4.7%
0.0%
Avg. WI
4.7% 4 Unleased MI (NPI)
2.1% 179 Royalty (DMLP)
Avg. NRI Sections Interest Type

Dorchester Minerals, LP
NASDAQ: DMLP

Fayetteville Shale
• Six County Core Area
– Current development activity on DMLP acreage
• 92 wells completed as producers
• 27 wells in various stages of drilling or completion
• 36 wells permitted and/or proposed by operator
– Drilling or permitting activity has occurred on 29% of DMLP sections
Dorchester Acreage
Wells with IP > 5 MMcfd
Prospective “Halo”
0 Producing Wells
47 Active Permits
31 Locations
Productive Fairway
1302 Producing Wells
656 Active Permits
267 Locations
Source: HPDI - Rigdata

Dorchester Minerals, LP
NASDAQ: DMLP

Fayetteville Shale
0
5
10
15
20
25
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09
New Permits
New Wells Spud
1st Payment Received
– Development activity remains at high levels, driven by SWN and CHK
– Well spuds have been outpaced by well permits, a leading indicator
– Substantial time-lag between spud and first payment 275 days
• Permitting, Drilling and Payment History
First
Payment
First
Production
Well
Spud
Well
Permitted
45 days 103 days 172 days
Well Count

Dorchester Minerals, LP
NASDAQ: DMLP

• Capital Expenditures
Fayetteville Shale
• 2008 Reserves
0.0
0.5
1.0
1.5
2.0
2.5
3.0
2006 2007 2008
DMLP (RI)
Minerals NPI (WI)
Proved Reserves (Bcf)
– Year-end reserves of 2.9 Bcf (81 wells)
• 1.5 Bcf (WI)
• 1.4 Bcf (RI)
– 61% Year-over-year reserve increase
– Only completed wells with test rates are
included in reserve estimates (no PUDs)
0.0
1.0
2.0
3.0
4.0
5.0
2006 2007 2008
Capital Expenditures ($ millions)
– Total Fayetteville investments of
$6.7 MM through year-end 2008
– Additional $1.1 MM to date in 2009
– Average $3.1 MM per well in 2008
– Expect drilling and completion
costs to decrease in 2009

Dorchester Minerals, LP
NASDAQ: DMLP

• Well Performance • Production Results
Fayetteville Shale
Net Daily Production (Mcfd)
0
500
1,000
1,500
2,000
2,500
2006 2007 2008 2009
Net RI Production
Net WI Production
– 77 wells producing at year-end 2008
• 1.2 MMcfd (WI)
• 1.1 MMcfd (RI)
– 89% Year-over-year rate increase
– Produced 641 MMcf in 2008
– 55% from working interest wells
Zero-Time Production (Mcfd)
0
500
1,000
1,500
2,000
2,500
0 5 10 15 20 25 30
1.4 Bcf (SEECO)
2.0 Bcf (SEECO)
DMLP
Months on Production
– Improved stimulation and longer laterals
have increased average initial rate
• 2006 1.9 MMcfd (Max 2.9 MMcfd)
• 2007 1.8 MMcfd (Max 3.5 MMcfd)
• 2008 2.4 MMcfd (Max 5.5 MMcfd)
• 2009 YTD 3.2 MMcfd (Max 4.6 MMcfd)
Note: Volumes from AOGC, 1
st
point on DMLP zero-time curve based on estimates from partial month data

Dorchester Minerals, LP NASDAQ: DMLP 29 Developing Play Highlights

Dorchester Minerals, LP
NASDAQ: DMLP
Developing Play Highlights
• Horizontal Bakken (North Dakota)
– Northwestern North Dakota
– Diversified acreage position
• 70,390 gross acres, 7,602 net acres
– Operators:  Continental, EOG, Hess, Marathon
– Elected non-consent option in 70 wells to date
• 1/8
th
royalty
• Back-in for 100% WI after payout + 50% penalty
– Current Activity
• 36 wells completed as producers
• 16 wells in various stages of drilling or completion
• 18 wells permitted and/or proposed by operator
– Rig count has dropped 60% since November 2008
– Properties subject to Minerals NPI

Dorchester Minerals, LP
NASDAQ: DMLP

Developing Play Highlights
• Horizontal Bakken (North Dakota)
– DMOLP owns 188 net acres in Parshall field in Mountrail County
• Risan 1-34H – Paid out, EUR: 514,000 boe
• Pederson 1-33H – Drilled (confidential status)
• Austin 20-29H – Drilled (confidential status)  18.6% NRI after payout
• Austin 23-32H – Drilled (confidential status)
– Selected well results
– DeAngelis 41X-21 (XTO) tested 1,417 bopd
– Thompson 44X-20 (XTO) tested 1,271 bopd
0
5
10
15
20
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09
New Permits
New Wells Spud
Wells Reaching Payout
Well Count
Source: North Dakota Industrial Commission

Dorchester Minerals, LP
NASDAQ: DMLP

Developing Play Highlights
• Devonian Shale (Appalachia)
– New York and Pennsylvania
– Concentrated acreage position
• 32,588 gross acres
• 23,093 net acres
• 70% in Allegany and Steuben Counties, NY
– Challenging political environment in New York
– Potential targets
• Upper Devonian oil (shallow)
• Marcellus/Devonian shale gas (middle)
• Trenton-Black River gas (deep)
– Operators: Anadarko, Cabot, Chesapeake,
EOG, EXCO, Fortuna Energy, Range, XTO
– No reserves booked in 2008
Allegany & Steuben
Counties

Dorchester Minerals, LP NASDAQ: DMLP 33 Dorchester Minerals, LP Annual Presentation May 13, 2009

Dorchester Minerals, LP NASDAQ: DMLP 34 Appendix

Dorchester Minerals, LP
NASDAQ: DMLP

• What is the Minerals NPI and How Does it Work?
Appendix
– Upon its formation, Dorchester Minerals, LP (DMLP, the public partnership and owner of the mineral interests) provided for future development opportunities on its undeveloped mineral interests by the creation of the Minerals Net Profits Interest (Minerals NPI).
– DMLP has negotiated and may continue to negotiate the right but not the obligation to participate in development activity in addition to retaining a royalty interest.
– This right may take the form of an optional heads-up (unpromoted) working interest, carried working interest or reversionary (back-in) working interest. In some instances, an unleased mineral interest may be treated as a working interest subject to statutory non-consent provisions.
– DMLP assigns this right to Dorchester Minerals Operating LP (the operating partnership or DMOLP)
subject to the terms of the Minerals NPI.
– DMOLP is an indirect wholly owned affiliate of DMLP’s General Partner.
– DMOLP funds all costs associated with this right, including drilling and completion costs.
– DMLP and its partners are not liable for any costs or expenses.
– DMOLP pays to DMLP 96.97% of the monthly “Net Proceeds” attributable to the properties subject to the
Minerals NPI.
– Net Proceeds is defined as total revenues less total expenses plus an amount equivalent to interest at a prevailing rate on any prior period deficit balance. In other words, DMOLP pays 100% of all costs, receives 100% of all revenues plus interest, and thereafter (sometimes called “Payout”) pays 96.97% of net cashflow to DMLP.
– LP distributions reflect 96% of royalty net cashflow and 99% of NPI net cashflow 99% x 96.97% = 96%.

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
DMLP
Lease to third party for
royalty and optional
participation right
Participation right
assigned to DMOLP
NPI payment
(96.97% of cash flow)
Distributable Cash
DMOLP pays 100% of costs
and receives 100% of
revenue plus interest
equivalent on total NPI basis
Royalty
(100% of cash flow)
General Partner
4% of royalties
1% of NPI’s
Limited Partners
96% of royalties
99% of NPI’s
• What is the Minerals NPI and How Does it Work?

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• Distribution Determinations
4% of Net Cash Receipts from Royalty Properties $ -------- $2,171
96% of Net Cash Receipts from Royalty Properties $52,107 $ --------
1% of Net Profits Interests Paid to our Partnership $ -------- $274
Total Distributions $79,203 $2,445
99% of Net Profits Interests Paid to our Partnership $27,096 $ --------
Operating Partnership Share (3.03% of Net Proceeds) $ -------- $855
Total General Partner Share $3,300
% Total 96% 4%
Limited
Partners
General
Partner
– Period from October 2007 through September 2008
($ thousands)

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
2008 Cash
Distributions
$81.6 MM
Mgmt GP
Mgmt LP
Other LP
$2.4 MM
$7.8 MM
$71.4 MM
Mgmt LP is 3.3
times Mgmt GP
• Alignment of GP and LP interests
– GP has no incentive distribution rights – fixed sharing ratio
– Management’s LP interest exceeds its GP interest
– Not incentivized to make dilutive transactions
87.44%
9.56%
3.00%

Dorchester Minerals, LP
NASDAQ: DMLP

• Operating Leverage – Royalty Interest vs. NPI
Appendix
Net Profits Interest Royalty Interest
1,000 Mcf
$6.00/Mcf
$6,000
($0)
$6,000
25% Royalty
$1,500
1,000 Mcf
$7.80/Mcf
$7,800
($0)
$7,800
25% Royalty
$1,950
1,000 Mcf
$6.00/Mcf
$6,000
($1,000)
$5,000
25% NPI
$1,250
1,000 Mcf
$7.80/Mcf
$7,800
($1,000)
$6,800
25% NPI
$1,700
30% Increase in
Royalty Cash Flow
36% Increase in
NPI Cash Flow
30% Increase in Gas Price
Production Volume
Gas Price
Revenue
Fixed Production Costs
Operating Income
Net Interest
Net Cash Flow
Production Volume
Gas Price
Revenue
Fixed Production Costs
Operating Income
Net Interest
Net Cash Flow

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• Fayetteville Shale Well List
Spud 2.312% 3.414% 4.553% Conway Collinsworth 7-16 #1-10H3
Spud 4.688% 3.750% 5.000% Van Buren Chavez 11-16 #3-8H
1,463 Producing 4.688% 3.750% 5.000% Van Buren Chavez 11-16 #2-8H
1,314 Producing 4.688% 3.750% 5.000% Van Buren Chavez 11-16 #1-8H
Permitted 2.974% 3.569% 4.375% Conway Charles Reeves 9-15 #5-10H3
Permitted 2.974% 3.569% 4.758% Conway Charles Reeves 9-15 #4-10H3
Permitted 2.849% 3.419% 4.559% Conway Charles Reeves 9-15 #3-10H3
Producing 0.635% 1.275% 1.701% Conway Bryant 9-15 #4-32H31
2,738 Producing 0.781% 0.000% 0.000% Van Buren Breeding 9-13 #2-25H
2,601 Producing 0.781% 0.000% 0.000% Van Buren Breeding 9-13 #1-25H
320 Producing 1.563% 0.938% 1.250% Van Buren Bradley 11-13 #2-9H
1,859 Producing 1.563% 0.938% 1.250% Van Buren Bradley 11-13 #1-9H
Spud 1.367% 0.000% 0.000% Faulkner Bowie 7-12 #1-22H
641 Producing 0.684% 0.000% 0.000% Van Buren Bonds 11-13 #2-30H
1,582 Producing 0.684% 0.000% 0.000% Van Buren Bonds 11-13 #1-30H
Spud 1.563% 0.996% 1.322% Conway Beverly Crofford #2-14H
Spud 1.563% 0.996% 1.322% Conway Beverly Crofford #1-14H
428 Producing 0.781% 0.000% 0.000% White Beals 8-7 #1-13H
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• Fayetteville Shale Well List (continued)
Permitted 2.344% 3.281% 4.375% Van Buren Graddy 10-12 #1-20H
Spud 2.926% 5.128% 6.523% Faulkner Glover 8-13 #2-25H
Spud 3.222% 5.648% 7.185% Faulkner Glover 8-13 #1-25H
Permitted 3.125% 3.750% 5.000% White Gillam 9-6 #2-23H
Permitted 3.125% 3.750% 5.000% White Gillam 9-6 #1-23H
191 Producing 0.478% 0.289% 0.385% Van Buren Douglas Krahn 11-13 #1-5H
2,255 Producing 0.781% 0.000% 0.000% Conway Don English 8-16 #2-12H
1,010 Producing 0.781% 0.000% 0.000% Conway Don English 8-16 #1-12H
4,625 Producing 1.384% 1.800% 2.400% Conway Deltic Timber 9-16 #4-36H31
Producing 0.049% 0.031% 0.041% Conway Deltic Timber 9-16 #3-25H24
1,629 Producing 1.563% 0.980% 1.302% Conway Deltic Timber 9-16 #2-25H
1,207 Producing 1.563% 0.980% 1.302% Conway Deltic Timber 9-16 #1-25H
2,882 Producing 0.000% 5.285% 5.306% Van Buren Crow 10-15 #4-28H33
Permitted 2.344% 3.281% 4.375% Van Buren Collums-Pennington 10-12 #2-20H
Permitted 2.344% 3.281% 4.375% Van Buren Collums-Pennington 10-12 #1-20H
Spud 1.561% 0.955% 1.273% Van Buren Collister 12-13 #3-32H
Spud 1.561% 0.955% 1.273% Van Buren Collister 12-13 #2-32H
946 Producing 1.561% 0.941% 1.254% Van Buren Collister 12-13 #1-32H
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• Fayetteville Shale Well List (continued)
1,055 Producing 0.781% 0.000% 0.000% White Hays 8-6 #1-18H
1,003 Producing 1.577% 1.697% 2.119% Faulkner Hardy 7-13 #2-5H
1,385 Producing 1.577% 1.689% 2.109% Faulkner Hardy 7-13 #1-5H
Spud 2.972% 4.760% 6.347% Van Buren Handy 10-12 #6-18H
Spud 2.972% 4.760% 6.347% Van Buren Handy 10-12 #5-18H
Spud 2.971% 4.758% 6.344% Van Buren Handy 10-12 #4-18H
Spud 0.395% 0.708% 0.944% Van Buren Handy 10-12 #3-18H19
3,328 Producing 2.971% 4.758% 6.344% Van Buren Handy 10-12 #2-18H
2,392 Producing 2.971% 4.758% 6.344% Van Buren Handy 10-12 #1-18H
400 Producing 2.223% 4.744% 6.135% Van Buren Gunn #1-19H
5,093 Producing 2.099% 1.502% 1.968% Conway Green Bay Packaging 9-15 #4-29H30
Permitted 0.056% 0.000% 0.000% Conway Green Bay Packaging 9-15 #4-19H
3,985 Producing 0.005% 0.000% 0.000% Conway Green Bay Packaging 9-15 #4-18H19
Permitted 0.056% 0.000% 0.000% Conway Green Bay Packaging 9-15 #3-19H
3,116 Producing 0.252% 0.000% 0.000% Conway Green Bay Packaging 9-15 #3-18H19
5,453 Producing 0.059% 0.000% 0.000% Conway Green Bay Packaging 9-15 #2-19H
3,216 Producing 0.059% 0.000% 0.000% Conway Green Bay Packaging 9-15 #1-19H
2,358 Producing 0.000% 3.366% 3.366% Van Buren Green Bay Packaging 10-16 #3-22H26
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• Fayetteville Shale Well List (continued)
3,847 Producing 2.189% 2.847% 3.796% Conway Jerome Carr 9-15 #3-31H
3,242 Producing 2.188% 2.847% 3.796% Conway Jerome Carr 9-15 #2-31H
1,622 Producing 2.188% 2.847% 3.796% Conway Jerome Carr 9-15 #1-31H
5,490 Producing 0.381% 0.000% 0.000% Conway James Guinn 9-15 #3-25H24
3,887 Producing 0.381% 0.000% 0.000% Conway James Guinn 9-15 #1-25H24
1,840 Producing 0.098% 0.000% 0.000% Conway Isley 9-14 #2-19H
1,680 Producing 0.098% 0.000% 0.000% Conway Isley 9-14 #1-19H
Permitted 0.000% 0.000% 0.000% Van Buren Howard Family Trust 10-12 #5-9H17
Permitted 0.000% 0.000% 0.000% Van Buren Howard Family Trust 10-12 #4-9H16
Permitted 0.000% 0.000% 0.000% Van Buren Howard Family Trust 10-12 #3-9H16
Spud 2.594% 3.432% 4.576% Van Buren Howard Family Trust 10-12 #2-9H16
2,574 Producing 2.344% 3.281% 4.375% Van Buren Howard Family Trust 10-12 #1-9H
Permitted 0.752% 0.000% 0.000% Faulkner Hooten 8-12 #2-17H
Spud 0.752% 0.000% 0.000% Faulkner Hooten 8-12 #1-17H
1,856 Producing 0.000% 6.250% 6.250% Van Buren Hillis #3-27H
2,282 Producing 0.000% 0.781% 0.000% Van Buren Hillis #2-27H
880 S/I 0.000% 6.250% 6.250% Van Buren Hillis #1-27
839 Producing 0.391% 0.000% 0.000% Conway Hemphill 9-14 #1-30H
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• Fayetteville Shale Well List (continued)
3,007 Producing 0.307% 0.327% 0.436% Cleburne Kessinger Trust 8-12 #3-2H35
2,725 Producing 1.563% 0.938% 1.250% Van Buren Kenneth Williams 10-15 #3-25H
3,511 Producing 1.563% 0.938% 1.250% Van Buren Kenneth Williams 10-15 #1-25H
Permitted 0.428% 0.257% 0.342% Conway Kenneth McCoy 8-15 #4-7H6
Permitted 0.380% 0.228% 0.304% Conway Kenneth McCoy 8-15 #3-7H6
Permitted 0.510% 0.306% 0.408% Conway Kenneth McCoy 8-15 #2-7H6
Permitted 1.590% 0.954% 1.272% Conway Kenneth McCoy 8-15 #1-7H
1,411 Producing 0.000% 3.125% 3.125% Van Buren Jones 10-16 #3-33H
1,879 Producing 0.000% 3.125% 3.125% Van Buren Jones 10-16 #2-33H
2,156 Producing 0.000% 3.125% 3.125% Van Buren Jones 10-16 #1-33H
1,050 Producing 0.977% 0.000% 0.000% Faulkner Jolly 8-12 #2-9H
1,137 Producing 0.977% 0.000% 0.000% Faulkner Jolly 8-12 #1-9H
Spud 0.659% 0.000% 0.000% Conway John Wells 9-15 #5-2H
Spud 0.659% 0.000% 0.000% Conway John Wells 9-15 #4-2H
2,068 Producing 0.659% 0.000% 0.000% Conway John Wells 9-15 #3-2H
1,830 Producing 0.659% 0.000% 0.000% Conway John Wells 9-15 #2-2H
1,357 Producing 0.659% 0.000% 0.000% Conway John Wells 9-15 #1-2H
3,911 Producing 2.188% 2.847% 3.796% Conway Jerome Carr 9-15 #4-31H
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• Fayetteville Shale Well List (continued)
Spud 3.516% 3.750% 5.000% Cleburne Mulliniks 9-12 #3-35H
Spud 3.516% 3.750% 5.000% Cleburne Mulliniks 9-12 #2-35H
3,491 Producing 3.516% 3.750% 5.000% Cleburne Mulliniks 9-12 #1-35H
516 Producing 1.880% 7.706% 7.389% Conway Moorow 8-15 #1-30H
Permitted 0.781% 0.000% 0.000% Conway Merideth 7-16 #2-2H
Spud 0.781% 0.000% 0.000% Conway Merideth 7-16 #1-2H
2,009 Producing 6.250% 3.750% 5.000% Conway McCoy 8-16 #3-1H
536 Producing 6.250% 3.750% 5.000% Conway McCoy 8-16 #2-1H
1,618 Producing 3.442% 3.793% 5.052% Van Buren Love 10-12 #3-17H16
666 Producing 5.486% 4.402% 5.802% Van Buren Love 10-12 #2-17H
938 Producing 5.486% 4.091% 5.409% Van Buren Love 10-12 #1-17H
3,407 Producing 2.621% 2.484% 3.230% Van Buren Linn 10-12 #4-8H16
3,930 Producing 2.621% 2.484% 3.230% Van Buren Linn 10-12 #3-8H16
513 Producing 0.684% 0.000% 0.000% Van Buren Lewis 11-13 #3-30H
1,754 Producing 0.684% 0.000% 0.000% Van Buren Lewis 11-13 #2-30H
2,000 Producing 0.684% 0.000% 0.000% Van Buren Lewis 11-13 #1-30H
Spud 7.617% 3.750% 5.000% Faulkner Lagasse Investments Inc. 8-12 #1-8H
1,477 Producing 0.000% 2.534% 2.534% Van Buren Koone-Hillis 10-16 #1-34H27
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• Fayetteville Shale Well List (continued)
Permitted 1.953% 2.109% 2.813% Van Buren Rothwell 9-12 #2-15H
2,153 Producing 1.953% 2.109% 2.813% Van Buren Rothwell 9-12 #1-15H
Permitted 0.781% 0.000% 0.000% Conway Roger Stratton 8-16 #1-35H
2,614 Producing 1.786% 2.194% 2.912% Van Buren Robinson 9-13 #2-24H
2,724 Producing 1.786% 2.194% 2.912% Van Buren Robinson 9-13 #1-24H
1,090 Producing 0.781% 0.000% 0.000% Van Buren Quattlebaum #2-32H
1,717 Producing 0.781% 0.000% 0.000% Van Buren Quattlebaum #1-32H
Permitted 5.930% 4.245% 5.561% Conway Polk 9-15 #5-30H
Spud 5.930% 4.245% 5.561% Conway Polk 9-15 #4-30H
4,173 Producing 5.930% 4.245% 5.561% Conway Polk 9-15 #3-30H
1,966 Producing 5.930% 4.245% 5.561% Conway Polk 09-15 #2-30H
1,614 Producing 5.930% 4.245% 5.561% Conway Polk 09-15 #1-30H
2,895 Producing 0.107% 0.000% 0.000% White Pennington 8-6 #2-19H18
2,487 Producing 0.781% 0.000% 0.000% Van Buren Nelon 9-13 #2-26H
Spud 0.781% 0.000% 0.000% Van Buren Nelon 9-13 #1-26H
Spud 0.862% 1.379% 1.839% Cleburne Mulliniks 9-12 #6-35H2
Producing 1.716% 2.746% 3.661% Cleburne Mulliniks 9-12 #5-35H36
Producing 1.335% 2.136% 2.849% Cleburne Mulliniks 9-12 #4-35H36
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• Fayetteville Shale Well List (continued)
Spud 2.718% 4.705% 6.082% Conway Wahrmund 7-15 #1-5H
Permitted 0.039% 0.000% 0.000% Van Buren Trahan 11-14 #1-30H
Spud 2.343% 3.281% 4.375% Van Buren Thacker 9-12 #2-21H
1,999 Producing 2.343% 3.281% 4.375% Van Buren Thacker 9-12 #1-21H
68 Producing 1.563% 0.938% 1.250% Pope Tackett #1-33H
3,447 Producing 0.161% 0.000% 0.000% Van Buren Smith 11-13 #4-30H31
2,937 Producing 0.139% 0.000% 0.000% Van Buren Smith 11-13 #3-30H31
954 Producing 0.684% 0.000% 0.000% Van Buren Smith 11-13 #2-30H
2,679 Producing 0.684% 0.000% 0.000% Van Buren Smith 11-13 #1-30H
Permitted 1.953% 2.109% 2.813% Van Buren Sequoyah 9-12 #4-15H
569 Producing 1.953% 2.109% 2.813% Van Buren Sequoyah 9-12 #3-15H
Permitted 1.953% 2.109% 2.813% Van Buren Sequoyah 9-12 #2-15H
Permitted 1.953% 2.109% 2.813% Van Buren Sequoyah 9-12 #1-15H
4,648 Producing 1.504% 0.000% 0.000% Conway Salinas, Reyes 9-15 #2-20H
5,429 Producing 1.504% 0.000% 0.000% Conway Salinas, Reyes 9-15 #1-20H
866 Producing 0.000% 6.423% 6.448% Van Buren Russell #2-33H
1,145 Producing 0.000% 6.250% 6.250% Van Buren Russell #1-33H
3,001 Producing 0.381% 0.000% 0.000% Conway Roy Brockman 9-15 #1-24H
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• Fayetteville Shale Well List (continued)
Spud 2.344% 3.288% 4.385% White Webb 9-6 #1-35H
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• North Dakota Horizontal Bakken Well List
Permitted TBD TBD Mountrail En-Will Trust B-157-94
Permitted TBD TBD Burke Douts 4-11H
Permitted 8.127% 1.161% Dunn Dirkach 34-9H
1417 Producing 1.028% 0.129% Williams DeAngelis 41X-21
Spudded 0.078% 0.010% Burke Dale Van Berkon 11-18H
477 Producing 1.028% 0.129% Williams Crowder 41X-21
Spudded 4.644% 0.580% Mountrail Craft 21-16H
431 Producing 0.457% 0.072% Dunn Brown 24-9H
Spudded 1.028% 0.129% Williams Boucher 41X-21
Spudded 5.805% 0.726% Dunn Borth 41-14H
375 Producing 0.457% 0.057% Dunn Bergan 14-22H
713 Producing 0.463% 0.159% McKenzie BB-Rice-150-95-0718H-1
267 Producing 0.893% 0.263% McKenzie BB-Olson-150-95-0817H-1
103 Producing 0.234% 0.029% Burke Barenthsen 11-20H
Spudded 0.781% 0.098% Mountrail Austin 23-32H
Spudded 18.575% 2.322% Mountrail Austin 20-29H
339 Producing 1.741% 0.279% Divide Arvid 1-34H
Permitted 0.223% 0.028% Williams Almer 11-X-6
Test Rate
(Bopd)
Current
Status
APO
NRI
BPO
NRI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• North Dakota Horizontal Bakken Well List (continued)
Permitted 0.065% 0.008% Divide Long 1-5H
359 Producing 0.823% 0.103% McKenzie Lone Beaver Creek 21-17H
476 Producing 0.411% 0.008% McKenzie Lillibridge 11-23-H
Spudded 2.322% 2.902% Divide Lila 1-36H (Re-entry)
Spudded 0.457% 0.057% Dunn Lil J. Reiss 34-9H
517 Producing 0.822% 0.103% McKenzie Levang 4-28 H
Spudded 0.052% 0.007% Williams Lawrence 1-24H
355 Producing 0.040% 0.005% Williams LaVerne Peterson 1-12
47 Producing 0.558% 0.070% Williams Langager 14-X-5
Permitted TBD TBD Dunn Kovaloff 14-9H
765 Producing 1.542% 0.193% McKenzie Kirkland 1-33H
Spudded 0.925% 0.116% McKenzie Jerome 1-15H
163 Producing 9.288% 1.161% Dunn Hueske 12-1H
Permitted TBD TBD McKenzie Henderson 16-29H
Spudded 2.150% 0.269% McKenzie George 1-18H
Spudded 5.805% 0.726% Dunn Gehrer 21-14H
Spudded 0.457% 0.057% Dunn Gaugler 31-15H
361 Producing 0.861% 0.108% Mountrail Erie 44-19H
Test Rate
(Bopd)
Current
Status
APO
NRI
BPO
NRI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• North Dakota Horizontal Bakken Well List (continued)
Spudded TBD TBD Burke Running 24X-20
817 Producing 6.966% 0.871% Mountrail Risan 1-34H
430 Producing 0.457% 0.057% Dunn Reiss Ranch 24-10H
Permitted TBD TBD Burke Powell 16-24H
Spudded 2.322% 0.290% Mountrail Pederson 1-33H
660 Producing 0.091% 0.015% Williams Omar 1-1H
Permitted 0.411% 0.051% McKenzie Ole 1-29H
Permitted 1.203% 0.150% McKenzie Nordeng 1-8H
Permitted TBD TBD Burke Nickols Trust 16-28H
Spudded 0.065% 0.008% Divide ND State 43X-16
2 Producing 31.250% 3.906% McKenzie Mule Creek Fed. 34-13H
300 Producing 0.180% 0.026% McKenzie Morgan 34-21H
Spudded 0.617% 0.077% McKenzie Merton 1-3H
Permitted 0.114% 0.017% Williams McGregor 1-15H
53 Producing 0.098% 0.016% Divide McGinnity 1-15H
110 Producing 0.823% 0.103% McKenzie Mary Ann 1-15H
387 Producing 0.273% 0.046% Williams Marlene 1-10
Spudded 3.060% 0.383% McKenzie Mack 1-2H
Test Rate
(Bopd)
Current
Status
APO
NRI
BPO
NRI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP

Appendix
• North Dakota Horizontal Bakken Well List (continued)
17 Producing 4.644% 0.580% Williams Z I Seamon 8-9 H
117 Producing 0.413% 0.068% Mountrail Torgeson 15B-2-2H
Spudded 0.055% 0.007% Mountrail Thor-Erie 44-18H
1271 Producing 0.668% 0.084% McKenzie Thompson 44X-20
Permitted TBD TBD Burke Tande 16-23H
189 Producing 0.145% 0.018% Williams Susan Kaye 6-7H
Permitted TBD TBD Mountrail Strobeck 1-35H
463 Producing 0.040% 0.005% Williams Stacey Lynne 1-12H
307 Producing 0.098% 0.015% Divide Skar 1-21H
Spudded 0.024% 0.003% Burke Sig 21X-6
445 Producing 1.161% 0.145% Divide Shonna 1-15H
327 Producing 8.427% 1.053% Dunn Scott 24-31H
Test Rate
(Bopd)
Current
Status
APO
NRI
BPO
NRI County Well Name